Exhibit 10.15(e)

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FOURTH AMENDMENT TO LICENSE AGREEMENT

This Fourth Amendment (this “Fourth Amendment”), is effective as of October 25, 2021 (the “Fourth Amendment Effective Date”), by and between President an Fellows of Harvard University (“Harvard”), and Sana Biotechnology, Inc., a corporation organized and existing under the laws of the State of Delaware (“Licensee”) (together with Harvard, the “Parties” and each individually a “Party”), and amends that certain License Agreement, dated as of March 19, 2019, as amended by those certain Amendments to the License Agreement dated as of June 10, 2019, December 15, 2020, and May 20, 2021, by and between Harvard and Licensee (together, the “Agreement”). Capitalized terms used but not defined herein have the respective meanings assigned to them in the Agreement.

RECITALS

WHEREAS, the Parties entered into the Agreement, pursuant to which Licensee’s license under the [***] Patent Rights was limited to certain applications; and

WHEREAS, the Parties wish to amend the License Agreement to revise the rights granted to Licensee under the [***] Patent Rights.

NOW THEREFORE, the Parties agree as follows:

1.	Deletion of Certain Definitions.

The following definitions are hereby deleted in their entirety:

(a)	[***] Patent Rights
(b)	[***] Field
(c)	[***] Patent Rights

3.	Addition of New Definition as Section 1.36A.

The following definition is hereby added to the Agreement as new Section 1.36A:

“Exclusive Patent Rights” means those patents and patent applications listed beside Harvard Case Nos. [***], [***], [***], and [***], as the case may be, in Exhibit 1.73 hereto, (including the PCT or U.S. utility application claiming priority to such application(s) that are filed on such application(s)); (b) any patent or patent application that claims priority to or is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of any patent application identified in (a); (c) any patents issuing on any patent application identified in (a) or (b), including any reissues, renewals, reexaminations, substitutions or extensions thereof; (d) any claim of a continuation-in-part application or resulting patent (including any reissues, renewals, reexaminations, substitutions or extensions thereof) that is entitled to the priority date of, and is directed specifically to subject matter specifically described in, at least one of the patents or patent applications identified in (a), (b) or (c); (e) any foreign counterpart (including PCTs) of any patent or patent application identified in (a), (b) or (c) or of the claims identified in (d); and (f) any supplementary protection certificates, pediatric exclusivity periods, any other patent term extensions and exclusivity periods and the like of or based on any patents and patent applications identified in (a) through (e).

4.	Amendment to Definition of Licensed Product in Section 1.61 .

The definition of Licensed Product in Section 1.61 is hereby deleted and replaced in its entirety with the following:

“Licensed Product” means:

(1)	any product containing [***] that are modified to do each of the following:

[***]

or

(2)	any product, the manufacture, use, sale, offer for sale, performance or import of which is Covered by a Valid Claim within the Patent Rights;

or

(3)	any service using any product described above in the foregoing clauses (1) or (2).

For clarity, Licensed Product includes Combination Regimens.

5.	Amendment of Section 2.1.1.

Section 2.1.1 is hereby deleted in its entirety and replaced with the following:

Exclusive License Grant.  Subject to the terms and conditions set forth in this Agreement, Harvard hereby grants to Licensee an exclusive, worldwide, royalty-bearing license, sublicensable solely in accordance with Section 2.3 (Affiliates) and Section 2.4 (Sublicenses), under Harvard’s interest in the Exclusive Patent Rights, solely to make, have made, use, offer for sale, sell, have sold and import Licensed Products and to otherwise practice under the Exclusive Patent Rights, in each case, solely within the [***] Field.

6.	Amendment of Section 6.2.

The first sentence of Section 6.2 is hereby deleted in its entirety and replaced with the following:

Subject to Section 7.3 (Suit by Harvard), Licensee shall reimburse Harvard for all documented, unreimbursed, out-of-pocket expenses incurred by Harvard pursuant to this Article 6 (Patent Filing, Prosecution and Maintenance) for any period in which this Agreement is in effect; provided that, with respect to the [***], Licensee shall reimburse Harvard for such expenses on a pro rata basis with any other licensees of such Patent Rights.

7.	Amendment of Section 7.1.

Section 7.1 is hereby deleted in its entirety and replaced with the following:

Notice.  In the event either party becomes aware of any possible or actual infringement of (a) any Exclusive Patent Rights with respect to Licensed Products in the [***] Field (the foregoing actions, each an “Infringement”) or (b) any [***] Patent Rights, in each case ((a) and (b)), that party shall promptly notify the other party and provide it with details regarding such Infringement.

8.	Amendments of Section 7.6.

The first sentence of Section 7.6 is hereby deleted in its entirety and replaced with the following, and the last sentence of Section 7.6 is hereby deleted in its entirety:

As between the parties, Licensee will have the first right, but not the obligation, to defend against a declaratory judgment action, inter partes review, opposition proceeding, post grant review, interference or other action initiated by a Third Party challenging any claims within the Exclusive Patent Rights in which Licensee and/or any of its Affiliates or Sublicensees are named defendants.

The last sentence of Section 7.6 is hereby deleted in its entirety.

9.	Consideration.

In partial consideration for the expansion of the rights granted to Licensee under the Exclusive Patent Rights referenced in Harvard Case Nos. [***] and [***], Licensee shall pay to Harvard, within [***] days after the Fourth Amendment Effective Date, an aggregate amount of US$[***], to be allocated equally to Harvard Case Nos. [***]and [***].

10.	Miscellaneous.

(a)	Capitalized terms used in this Fourth Amendment that are not defined herein shall have the meanings set forth in the Agreement, as previously amended.

(b)	Choice of Law. This Fourth Amendment shall be governed by the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles.

(c)

Entire Agreement. On and after the Fourth Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Agreement will mean and be a reference to the Agreement as amended by this Fourth Amendment will constitute the sole and entire agreement of the Parties with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(d)

Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (i) it has the full right, power and authority to enter into this Fourth Amendment and to perform its obligations hereunder and under the Agreement as amended by this Fourth Amendment; (ii) the execution of this Fourth Amendment by the individual whose signature is set forth at the end of this Fourth Amendment on behalf of such Party, and the delivery of this Fourth Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this Fourth Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(e)	Limited Effect. Except as modified by this Fourth Amendment, all other terms and conditions of the Agreement remain in full force and effect.

(f)

Counterparts. This Fourth Amendment may be executed in counterparts and signatures may be delivered via facsimile or in electronic form (such as PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Fourth Amendment as of the Fourth Amendment Effective Date.

HARVARD:

PRESIDENT AND FELLOWS OF HARVARD COLLEGE

By:	/s/ Isaac T. Kohlberg
	Name:	Isaac T. Kohlberg
	Title:	Senior Associate Provost
Chief Technology Development Officer
Office of Technology Development
Harvard University
	Date:	October 27, 2021

LICENSEE:

SANA BIOTECHNOLOGY, INC.

By:	/s/ Christian Hordo
	Name:	Christian Hordo
	Title:	CBO
	Date:	October 29, 2021

[Signature Page to Fourth Amendment to License Agreement]